UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 17, 2015

NORTHEAST COMMUNITY BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

United States	0-51852	06-178-6701
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

325 Hamilton Avenue, White Plains, New York		10601
(Address of principal executive offices)		(Zip Code)

(914) 684-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 17, 2015, Northeast Community Bancorp, Inc. (the “Company”) issued a press release announcing that the Company had informed the NASDAQ Stock Market of its intent to voluntarily delist its common stock. The press release is included as Exhibit 99.1 to this Report and is furnished herewith.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Number	Description

99.1	Press Release dated December 17, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Northeast Community Bancorp, Inc.

Date: December 17, 2015	By:	/s/ Kenneth A. Martinek
Kenneth A. Martinek
Chairman and Chief Executive Officer